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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM  8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 11, 1994


                             ROWAN COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)




         1-5491                                           75-0759420
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)




                               5450 TRANSCO TOWER
                            2800 POST OAK BOULEVARD
                           HOUSTON, TEXAS  77056-6196
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)




                                 (713) 621-7800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       (a) On February 11, 1994, Rowan Equipment, Inc. ("Purchaser"), a Texas corporation and a wholly-owned subsidiary of Rowan Companies, Inc., a Delaware corporation ("Rowan"), acquired substantially all of the assets, and assumed certain related liabilities, of Marathon LeTourneau Company ("Marathon LeTourneau"), a Delaware corporation and a wholly-owned subsidiary of General Cable Corporation, a Delaware corporation ("General Cable"), and two of its subsidiaries, in accordance with the terms of an Asset Purchase Agreement among the parties dated November 12, 1993 (the "Agreement"). The purchase price for the net assets of Marathon LeTourneau and its subsidiaries was approximately $52,100,000, of which approximately $10,400,000 was paid in cash using existing working capital, with the balance to be payable in a single balloon payment in five years pursuant to subordinated promissory notes guaranteed by Rowan. The terms of the Agreement, including the purchase price, were negotiated by Rowan with General Cable.

       (b) Marathon LeTourneau (which Rowan will operate as LeTourneau, Inc.), headquartered in Longview, Texas, manufactures and sells three primary product lines. Marathon LeTourneau operates a mini-steel mill that recycles scrap and produces alloy steel and steel plate; a manufacturing facility that produces heavy equipment primarily for the mining and timber industries including, among other things, front-end loaders up to 50 ton capacity and Titan trucks up to 240 ton capacity; and a marine division that has built over one-third of all mobile offshore jack-up drilling rigs, including all 20 operated by Rowan.

       Rowan intends to continue to devote the Marathon LeTourneau assets to the operation of the business in essentially the same manner.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Financial Statements of Marathon LeTourneau

The (i) audited consolidated balance sheet as of December 31, 1992 and audited consolidated statements of operations and retained earnings and of cash flows for the year then ended, and (ii) the unaudited consolidated balance sheet as of September 30, 1993 and unaudited consolidated statements of operations and of cash flows for the nine-month periods ended September 30, 1993 and 1992, as well as pro forma financial information reflecting the acquisition are being prepared and will be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed.

       (c)    Exhibits

              2.1 Asset Purchase Agreement, dated November 12, 1993, among Rowan Companies, Inc.; Rowan Equipment, Inc.; General Cable Corporation; Marathon LeTourneau Company; Marathon LeTourneau Sales & Service Company; and Marathon LeTourneau Australia Pty., Ltd. (exhibits and schedules omitted)





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                                   SIGNATURES




             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  ROWAN COMPANIES, INC.




                             By:
                                  -------------------------------------------
                                  E.E. Thiele,
                                  Vice President - Finance, Administration and
                                  Treasurer (Principal Financial Officer)





Dated:  February 21, 1994





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